[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.29

AGREEMENT

This agreement (“Agreement”) is entered into on [Dec. 30, 2014] by and between:

NovaBay Pharmaceuticals, Inc., a corporation incorporated under the laws of the State of Delaware with its principal place of business at 5980 Horton Street, Suite 550, Emeryville, CA 94608, USA (“NBY”); and

Naqu Area Pioneer Pharma Co., Ltd., a company with limited liability incorporated under the laws of the People’s Republic of China with principal place of business at Building 15, 88 Wuwei road, Putao district, Shanghai, PRC (“Pioneer”);

each of Pioneer or NBY hereinafter also referred to as a “Party” and jointly the “Parties”;

WHEREAS:

A)	NBY is engaged in the business of developing and commercializing certain therapeutic products.

B)	Pioneer and its related group companies are engaged in the business of importing and distributing pharmaceutical products and medical devices.

C)	Pioneer is indirectly fully owned and controlled by China Pioneer Pharma Holdings Limited, a public company listed on the Hong Kong Stock Exchange under number 1345 (“Pioneer Holdings”).

D)

Pioneer Holdings holds itself and through the indirectly fully owned and controlled subsidiary Pioneer Singapore Pty Ltd (“Pioneer Singapore”) a total of 7,113,812 shares of common stock in NBY as of the signing date.

E)	Between Parties there are currently two International Distribution Agreements in force:

a)

an International Distribution Agreement effective as of 9 January 2012 originally entered into between NBY and Pioneer Pharma Co., Ltd and assigned to Pioneer per 2 January 2013 (“China Agreement”); and

b)	an International Distribution Agreement effective as of 13 September 2012 as amended as of 5 January 2013 (“ASEAN Agreement”).

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

F)

Parties have renegotiated the terms of their cooperation and wish to make amendments to both the China Agreement and the ASEAN Agreement. Furthermore Pioneer wishes to invest USD [*] in NBY before 1 April 2015, under certain terms and conditions.

NOW THEREFORE PARTIES AGREE:

1)	The China Agreement is amended as follows (this is the second amendment to the China Agreement):

a)	Clause 4.5 is added and shall read: “before [1 April 2015] NBY shall provide Pioneer with 33,000 samples of 40 mL bottles free of cost. Shipment terms will be Ex Works (Incoterms 2012).”

b)	Exhibit A is removed and replaced with the following:

“Each unit of the Product consists of one vial of formulated NVC-101 and one spray pump with label (each, a “Unit”).

Product:	NeutroPhase, [*]

Composition:	[*]

Bottle Size:	40 mL, 80 mL, 125 mL, 250 mL, or 500 mL

Container:	amber glass bottle

Closure:	White polypropylene cap with PTFE liner

Storage Condition:	No special handling precautions are required. Store in original container. Keep container tightly closed. DO NOT FREEZE.

Product:	NeutroPhase, [*]

Composition:	[*]

Bottle Size:	40 mL, 80 mL, 125 mL, 250 mL, or 500 mL

Container:	amber glass bottle

Closure:	White polypropylene cap with PTFE liner

Storage Condition:	No special handling precautions are required. Store in original container. Keep container tightly closed. DO NOT FREEZE.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

c)	Exhibit C is removed and replaced with the following:

NeutroPhase, 40 mL

● First Contract Year:	[*] Units

● Second Contract Year:	[*] Units

● Third Contract Year:	[*] Units

● Fourth Contract Year:	[*] Units

● Fifth Contract Year:	[*] Units

NeutroPhase, 80 mL

● First Contract Year:	[*] Units

● Second Contract Year:	[*] Units

● Third Contract Year:	[*] Units

● Fourth Contract Year:	[*] Units

● Fifth Contract Year:	[*] Units

NeutroPhase, 125 mL

● First Contract Year:	[*] Units

● Second Contract Year:	[*] Units

● Third Contract Year:	[*] Units

● Fourth Contract Year:	[*] Units

● Fifth Contract Year:	[*] Units

NeutroPhase, 250 mL

● First Contract Year:	[*] Units

● Second Contract Year:	[*] Units

● Third Contract Year:	[*] Units

● Fourth Contract Year:	[*] Units

● Fifth Contract Year:	[*] Units

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

NeutroPhase, 500 mL

● First Contract Year:	[*] Units

● Second Contract Year:	[*] Units

● Third Contract Year:	[*] Units

● Fourth Contract Year:	[*] Units

● Fifth Contract Year:	[*] Units

Three months prior to the end of 2015 and every other Contract Year thereafter, the parties will negotiate and establish the Annual Minimums for the upcoming Contract Year for the 40 mL, 80 mL, 125 mL, 250 mL, and 500 mL bottle sizes, provided that such Annual Minimums will not be less than the dollar value of the Annual Minimum of the then-current Contract Year.

d)	Exhibit D is amended. Under Prices the current text is replaced with:

Each 40 mL vial of formulated NVC-101 (with spray pump): US$[*]

Each 80 mL vial of formulated NVC-101 (with spray pump): US$[*]

Each 125 mL vial of formulated NVC-101 (with spray pump): US$[*]

Each 250 mL vial of formulated NVC-101 (with spray pump): US$[*]

Each 500 mL vial of formulated NVC-101 (with spray pump): US$[*]

e)

Exhibit D is amended. “Deduction Schedule” is replaced by “Deduction Schedule Initial Term” and the following paragraphs with:

“During the Initial Term Pioneer will have the right to take deductions from the transfer price of the Product as per the schedule below until the total cumulative deductions equal US$[*] plus any Additional Development Cost incurred by Pioneer.

Each 40 mL vial of formulated NVC-101: US$[*]

Each 80 mL vial of formulated NVC-101: US$[*]

Each 125 mL vial of formulated NVC-101: US$[*]

Each 250 mL vial of formulated NVC-101: US$[*]

Each 500 mL vial of formulated NVC-101: US$[*]”

2)	The ASEAN Agreement is amended as follows (this is the third amendment to the ASEAN Agreement):

a)	Clause 3.3 , the minimum order shall amend that “during the Initial Term, Pioneer shall order, at minimum, [*] Units (based on 40 ml NeutroPhase) of the Products under each order.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

b)

Clause 4.2 is amended: the wording after the first “Exhibit D” up until and including “Holding Company of Pioneer.” shall be deleted and replaced by “, subject to a total cumulative credit not to exceed US$[*] in accordance with Exhibit D.

c)	Exhibit A is removed and replaced with the following:

“Each unit of the Product consists of one vial of formulated NVC-101 and one spray pump with label (each, a “Unit”).

Product:	NeutroPhase, [*]

Composition:	[*]

Bottle Size:	40 mL, 80 mL, 125 mL, 250 mL, or 500 mL

Container:	amber glass bottle

Closure:	White polypropylene cap with PTFE liner

Storage Condition:	No special handling precautions are required. Store in original container. Keep container tightly closed. DO NOT FREEZE.

Product:	NeutroPhase, [*]

Composition:	[*]

Bottle Size:	40 mL, 80 mL, 125 mL, 250 mL, or 500 mL

Container:	amber glass bottle

Closure:	White polypropylene cap with PTFE liner

Storage Condition:	No special handling precautions are required. Store in original container. Keep container tightly closed. DO NOT FREEZE.

d)	Exhibit C is removed and replaced with the following:

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

NeutroPhase, 40 mL

● Year 2015:	[*] Units*

● Year 2016:	[*] Units*

● Year 2017:	[*] Units*

● Year 2018:	[*] Units *

● Year 2019:	[*] Units *

NeutroPhase, 80 mL

● Year 2015:	[*] Units

● Year 2016:	[*] Units

● Year 2017:	[*] Units

● Year 2018:	[*] Units

● Year 2019:	[*] Units

NeutroPhase, 125 mL

● Year 2015:	[*] Units

● Year 2016:	[*] Units

● Year 2017:	[*] Units

● Year 2018:	[*] Units

● Year 2019:	[*] Units

NeutroPhase, 250 mL

● Year 2015:	[*] Units

● Year 2016:	[*] Units

● Year 2017:	[*] Units

● Year 2018:	[*] Units

● Year 2019:	[*] Units

NeutroPhase, 500 mL

● Year 2015:	[*] Units

● Year 2016:	[*] Units

● Year 2017:	[*] Units

● Year 2018:	[*] Units

● Year 2019:	[*] Units

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

*The annual minimums for the 40 mL Unit are to be negotiated by the parties and established prior to March 31, 2015.

Three months prior to the end of the 2015 and every other Contract Year thereafter, the parties will negotiate and establish the Annual Minimums for the upcoming Contract Year for the 40 mL, 80 mL, 125 mL, 250 mL, and 500 mL bottle sizes, provided that such Annual Minimums will not be less than the dollar value of the Annual Minimum of the then-current Contract Year.

e)	Exhibit D is amended. It shall read: “Transfer Prices

Each 40 mL vial of formulated NVC-101 (with spray pump): US$[*]

Each 80 mL vial of formulated NVC-101 (with spray pump): US$[*]

Each 125 mL vial of formulated NVC-101 (with spray pump): US$[*]

Each 250 mL vial of formulated NVC-101 (with spray pump): US$[*]

Each 500 mL vial of formulated NVC-101 (with spray pump): US$[*]

Each unit will consist of a labelled vial, with spray pump and a paper packaging insert.

Deduction Schedule Initial Term

“During the Initial Term Pioneer will have the right to take deductions from the transfer price of the Product as per the schedule below until the total cumulative deductions equal US$[*] plus any registration costs incurred by Pioneer not exceeding US$[*] Any unused credit in the initial term may be carried over to the second term of the SE Asian agreement if the agreement is renewed. Any unused credit at the end of the second Term shall expire.

Each 40 mL vial of formulated NVC-101: US$[*]

Each 80 mL vial of formulated NVC-101: US$[*]

Each 125 mL vial of formulated NVC-101: US$[*]

Each 250 mL vial of formulated NVC-101: US$[*]

Each 500 mL vial of formulated NVC-101: US$[*]

3)

Regarding the Deduction Schedule in the Amended Exhibit D of the ASEAN Agreement it is agreed by Parties that any shares that have been issued to Pioneer (or another entity in the group of Pioneer Holdings) under the original Exhibit D will count towards the maximum total cumulative deductions stipulated in the amended Exhibit D and each share is valued at its original transfer value according to the original Exhibit D.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4)

Parties shall negotiate in good faith further amendment of Exhibits C of both the China Agreement and the ASEAN Agreement and establish annual minima for units of 80 mL; 125 mL; 250 mL; and 500 mL prior to September 30, 2015.

5)

Under the condition precedent that NBY is going concern, and under the terms and conditions as stipulated in the template Common Stock Purchase Agreement included in Annex I (as amended necessary to fit the circumstances), before 1 April 2015 Pioneer will subscribe (or make an affiliated company subscribe) to newly to be issued common stock in NBY against a total subscription price (par value plus premium) of US$[*]. The purchase price per share of shares purchased at the closing shall be equal to [*].

6)

This Amendment shall be governed by and construed in accordance with the laws of Hong Kong SAR of the People’s Republic of China without regard to the conflict of laws provisions and excluding the 1980 U.N. Convention on the Contracts for the International Sale of Goods.

7)

In the event of any dispute, controversy or claim between the Parties hereto arising out of this Agreement, the Parties agree to attempt to resolve such dispute in good faith through direct negotiations for a period of thirty (30) days. Any dispute, controversy or claim between Parties hereto arising out of or relating to this Agreement which cannot be resolved through direct negotiations shall be settled by binding arbitration in accordance with and subject to the then applicable rules (“Rules”) of the International Chamber of Commerce (“ICC”) and such arbitration shall be administered by ICC with a single arbitrator selected from a list of arbitrators proposed by ICC in accordance with the Rules. The arbitrator shall allow such discovery as is appropriate and consistent with the purpose of arbitration in accomplishing fair, speedy and cost-effective resolution of the disputes. The costs of arbitration including the arbitrator’s fees shall be shared equally by the Parties. Each Party shall bear its own costs, including attorney’s and witness’ fees incurred in connection with the arbitration. Judgement upon the award rendered in any such arbitration may be entered in any court of competent jurisdiction, or application may be made to such court for a judicial acceptance of the award and on enforcement, as the law of such jurisdiction may require or allow. Unless otherwise mutually agreed to by the Parties, in the event NBY initiates such arbitration, such arbitration shall take in Hong Kong, China, and in the event Pioneer initiates such arbitration, such arbitration shall take place in San Francisco, California, USA. Any arbitration under this Agreement shall be conducted in English, regardless of the location of such arbitration.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

The terms and conditions of this Agreement are agreed to and accepted by:

Naqu Area Pionee Pharma Co., Ltd.	NovaBay Pharmaceuticals, Inc.

Name: Li Xinzhou	Name: Ron Najafi

Title: Chairman	Title: Chairman & CEO

Signature: /s/ Li Xinzhou	Signature: /s/ RonNajafi

Date:	Date: Jan 20, 2015

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX I TEMPLATE COMMON STOCK PURCHASE AGREEMENT

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.